Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Leases	Leases
The Company has office, commercial and warehouse leases in Canada, the United States, Singapore, Ireland and other countries in Europe and Asia. These leases have remaining lease terms of 1 year to 15 years, some of which include options to extend the leases for up to 10 years. All of the Company's leases are operating leases.

The components of lease expense were as follows:

	Years ended
	December 31, 2022	December 31, 2021
	$	$
Operating lease expense	32,697	22,268
Variable lease expense, including non-lease components	14,491	13,003
Total lease expense	47,188	35,271

As at December 31, 2022, the weighted average remaining lease term is 11 years and the weighted average discount rate is 4.9% (December 31, 2021 - 11 years and 3.3%, respectively).
During the year ended December 31, 2022, the Company terminated portions of leased office space consisting of leases recognized on the consolidated balance sheet as well as future committed lease space. The terminations resulted in gains of $2,504 which is recorded as an offset within the total lease expense disclosed above.

Net sublease income for the year ended December 31, 2022 was $3,308 (December 31, 2021 - $1,389), which is recorded as an offset within the total lease expense disclosed above.

During the years ended December 31, 2022 and 2021, the Company identified leased office space for which it has ceased use. This resulted in impairment charges to its right-of-use assets. These impairment charges were determined by comparing the asset groups' fair values made up of the right-of-use assets and leasehold improvements, to their carrying values as of the impairment measurement date, as required under ASC 360, Property, Plant and Equipment. Fair value was determined based on the present value of the estimated future cash flows. These estimates may vary from the actual amounts due to termination or sublease agreements ultimately executed, if at all, which may result in an adjustment to the charges. These charges were recorded as general and administrative expenses in the consolidated statements of operations and comprehensive (loss) income. In the year ended December 31, 2022, the Company recorded impairment charges related to its right-of-use assets of $80,697 (December 31, 2021 - $28,436).

Maturities of lease liabilities as at December 31, 2022 were as follows:

Fiscal Year	Offices $	Warehouses and Commercial Spaces $	Total $
2023	31,311	21,831	53,142
2024	48,602	38,109	86,711
2025	48,983	39,054	88,037
2026	49,994	40,062	90,056
2027	42,768	41,503	84,271
Thereafter	242,505	252,247	494,752
Total future minimum payments	464,163	432,806	896,969
Minimum payments related to variable lease payments, including non-lease components	(212,103)	(56,234)	(268,337)
Imputed interest	(36,466)	(108,870)	(145,336)
Total lease liabilities	215,594	267,702	483,296

Operating lease maturity amounts included in the table above do not include sublease proceeds expected to be received under our various sublease agreements with third parties. Under the agreements initiated with third parties, the Company expects to receive sublease proceeds of $3,853 in 2023 and $15,379 thereafter.